EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-86450) of our report dated February 21, 2002 included in Stone Energy Corporation's Form 10-K for the year ended December 31, 2001 and to all references to our firm included in Amendment No. 1.


                                              /s/ Arthur Andersen LLP


New Orleans, Louisiana
May 31, 2002